Income taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income taxes	Income taxes
Sonder recorded an income tax provision of approximately $0.2 million and $0.3 million for the years ended December 31, 2021 and 2020. The income tax provision for the years ended December 31, 2021 and 2020 were primarily due to state and foreign income tax expense and consisted of the following (in thousands):

	December 31,
	2021	2020
Current
State	$113	$104
Foreign	129	219
Total provision for income taxes	$242	$323

December 31,
	2021	2020
Deferred
State	$—	$—
Foreign	—	—
Total provision for income taxes	$—	$—
Loss before provision for income taxes consisted of the following (in thousands):

	Years Ended December 31,
	2021	2020
United States	($261,852)	($148,332)
Foreign	(32,293)	(101,661)
Total loss before provision for income taxes	($294,145)	($249,993)
A reconciliation of amounts computed by applying the U.S. federal statutory income tax rate to loss before income taxes to total income tax expense is as follows (in thousands):

	Years Ended December 31,
	2021	2020
Income tax at U.S. statutory rate of 21%	$(61,771)	$(52,499)
Foreign tax rate differential	(7,645)	(889)
State income taxes (net of federal benefit)	89	(8,553)
Tax credits	(1,753)	(1,214)
Stock-based compensation	1,389	66
Convertible debt instruments	5,399	—
Capital loss	(9,640)	—
Non-deductible expenses and other, net	(2,362)	220
Change in valuation allowance	76,536	63,192
Total provision for income taxes	$242	$323
The components of Sonder’s net deferred tax assets and liabilities were as follows (in thousands):

	Years Ended December 31,
	2021	2020
Deferred tax assets:
Net operating loss and capital loss carryforwards	$152,091	$85,972
Credit carryforwards	4,936	2,239
Accrued expenses and reserves	1,492	847
Deferred revenue	6,245	2,520
Deferred rent	9,128	4,747
Fixed and intangible assets	17,870	18,564
Other	13,781	7,131
Gross deferred tax assets	205,543	122,020
Valuation allowance	(205,543)	(122,020)
Total deferred tax assets	$—	$—
Realization of the deferred tax assets is dependent upon future taxable income, the amount and timing of which is uncertain. Accordingly, the federal, state, and foreign gross deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by approximately $83.5 million and $63.2 million during the years ended December 31, 2021 and 2020, respectively.
As of December 31, 2021, Sonder had tax net operating loss carryforwards for federal, state and foreign purposes and capital loss carryforwards for federal purposes of approximately $414.8 million, $389.6 million, $120.6 million, and $62.0 million, respectively, and as of December 31, 2020, it had tax net operating loss carryforwards for federal, state and foreign purposes of approximately $262.7 million, $239.9 million, and $87.0 million, respectively.
Of the federal net operating loss carryforwards, $11.0 million will begin to expire in 2035, and $403.8 million will carry forward indefinitely. The state and foreign net operating loss carryforwards will begin to expire in 2027.
Utilization of the net operating loss carryforwards and credits will be subject to an annual limitation due to the ownership change limitations provided by the U.S. Tax Code and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization.
Sonder’s ability to utilize its federal and state net operating loss and tax credit carryforwards may be subject to limitations if it incurs a Section 382 ownership change. A Section 382 ownership change generally occurs when there is a greater than 50% shift in ownership amongst 5% or greater shareholders (or shareholder groups) over a three year period. Although Sonder is not currently utilizing its federal or state tax carryforwards, it believes existing ownership changes and potential future ownership changes may impact its annual utilization of a portion of these attributes. Sonder has undertaken a Section 382 study and has identified that $94.9 million of net operating losses are subject to limitation.
As of December 31, 2021, Sonder had R&D Credit carryforwards for federal and state purposes of approximately $3.9 million and $2.2 million, respectively. The federal R&D Credit carryforwards will begin to expire in 2037. The state R&D Credit carryforwards will carryforward indefinitely.
Uncertain Tax Positions
Sonder has adopted authoritative guidance, which prescribes a recognition threshold and measurement attribute for the consolidated financial statement recognition and measurement of uncertain tax positions taken or expected to be taken in its income tax return, and also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.
The following is a tabular reconciliation of the total amounts of unrecognized tax benefits (in thousands):

	Years Ended December 31,
	2021	2020
Beginning unrecognized tax benefits	$683	$—
Addition to tax positions related to prior years	417	383
Addition to tax positions related to current year	253	300
Ending unrecognized tax benefits	$1,353	$683
Sonder files income tax returns in U.S. federal, various states and international jurisdictions. All periods since inception are subject to examination by U.S. federal, state and foreign authorities, where applicable. There are currently no pending income tax examinations.
Recognition of the unrecognized tax benefits would not have an impact on the effective tax because they would be offset by the reversal of related deferred tax assets which are subject to a full valuation allowance. Sonder does not anticipate any significant change in Sonder’s uncertain tax positions within 12 months of this date.
Sonder’s policy is to recognize interest and penalties associated with uncertain tax benefits as part of the income tax provision and include accrued interest and penalties with the related income tax liability on Sonder’s consolidated balance sheets. To date, Sonder has not recognized any interest and penalties in its consolidated statements of operations, nor has it accrued for or made payments for interest and penalties.